EXHIBIT 10.6

                                    AGREEMENT

     THIS AGREEMENT is made this 23rd day of March, 2001, by and between UNICORP, INC., a Nevada corporation having its principal office and place of business in Harris County, Texas ("Unicorp"), EQUITABLE ASSETS, INCORPORATED, a Belize corporation having its principal office and place of business in Belize City, Belize ("Equitable"), TEXAS NEVADA OIL & GAS CO., a Texas corporation having its principal office and place of business in Harris County, Texas ("TNOG"), and OPPORTUNITY ACQUISITION COMPANY, a Texas corporation having its principal office and place of business in Harris County, Texas ("Opportunity").

     WHEREAS, Unicorp desires to spin-off TNOG (the "Spin-Off") to its shareholders (the "Unicorp Shareholders");

     WHEREAS, following the Spin-Off, and subject to all of the terms of this Agreement, TNOG will merge with Opportunity; and

     WHEREAS, Equitable, as the controlling shareholder of Unicorp, desires to ensure that Unicorp and TNOG perform all of their obligations hereunder;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Spin-Off  and  Registration.  Unicorp  will  Spin-Off  TNOG  to  the
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Unicorp Shareholders. The Spin-Off will be accomplished by Unicorp's distribution to the Unicorp Shareholders all of the issued and outstanding shares of the common stock, no par value per share, of TNOG (the "TNOG Stock") owned by Unicorp. Further, the Spin-Off shall be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). In conjunction with the Spin-Off, TNOG and Unicorp will promptly cause the TNOG Stock to be registered pursuant to a Registration Statement on Form 10-SB (the "Exchange Act Registration") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). After the Spin-Off and the effectiveness of the Exchange Act Registration, TNOG will be a fully reporting company under the Exchange Act and will have no liabilities. In addition, TNOG will have at least (a) 400 "round lot" shareholders, and (b) one market maker for the TNOG Stock.

     2.     Merger.  Following  the  Spin-Off  and  the  effectiveness  of  the
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Exchange Act Registration, Opportunity will enter into an agreement of merger (the "Merger Agreement") with TNOG, whereby TNOG will merge with Opportunity (the "Merger") pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. Opportunity will be the surviving entity. The Merger Agreement will provide that the shares of the common stock of Opportunity (the "Opportunity Stock") following the Merger will be held five percent by the Unicorp Shareholders and 95 percent by the shareholders of Opportunity before the Merger.

     3.     Information  Statement.  Prior  to the Merger, TNOG and Unicorp will
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promptly prepare and send to the Unicorp Shareholders an Information Statement as required by the Exchange Act (the "Information Statement") in connection with obtaining approval for the Merger by the Unicorp Shareholders.

     4.     Registration  of  Opportunity's  Stock.  In  conjunction  with  the
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Information Statement, and as part of the Merger, an S-4 Registration Statement (the "Securities Act Registration") in accordance with the Securities Act will be prepared and filed by Opportunity to register the Opportunity Stock to be received by the Unicorp Shareholders.

     5.     Representations  of  Unicorp  and  Equitable.  Unicorp and Equitable
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represent  that:

          (a) Equitable owns 95.5 percent of the issued and outstanding shares of the voting capital stock of Unicorp, and as such, it has the power and authority to cause Unicorp and TNOG to perform all of their obligations hereunder.

          (b) Unicorp owns all of the issued and outstanding shares of the capital stock of TNOG, and is fully authorized to perform all of its obligations hereunder.

     6.     Covenants  of  Equitable.  Equitable  hereby  covenants  that as the
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controlling shareholder of Unicorp and by extension, TNOG, it will cause both Unicorp and TNOG to perform all of their obligations hereunder, including, but not limited to, the obligation of Unicorp and TNOG to pay any amounts which may become due to Opportunity in the event that Unicorp or TNOG fail to satisfy any of the conditions precedent to Opportunity's obligations hereunder as specified in Paragraph 7 hereof.

     7.     Conditions  Precedent to Opportunity's Obligations.  Notwithstanding
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anything herein contained to the contrary, Opportunity shall have no obligation hereunder with respect to the Merger or any other matter referred to herein, if any representation by Unicorp or Equitable is untrue, or Unicorp and TNOG shall fail to consummate the Spin-Off and the Exchange Act Registration within 120 days from the date of this Agreement. Following the Spin-Off and the Exchange

Act Registration, TNOG and Unicorp will enter into the Merger Agreement with Opportunity. The Merger Agreement will contain the usual and customary representations and warranties, including, but not limited to a representation and warranty with respect to the fact that TNOG has no liabilities, and such other matters as to which the parties can reasonably agree. In addition, the Merger Agreement will provide for an opinion of counsel by the attorney representing Unicorp, Equitable, and TNOG that the Spin-Off, the Exchange Act Registration, and the Merger have been authorized and concluded in conformity with all applicable laws, including, but not limited to the Securities Act and the Exchange Act, and any applicable state corporate and securities laws. If Unicorp, Equitable, or TNOG fail to comply with the terms of this Agreement, then Opportunity, at its sole option, may terminate this Agreement, whereupon no party shall have any further obligation hereunder, other than the obligation of Unicorp, Equitable, and TNOG to repay any of the costs paid by Opportunity as specified in Paragraph 8 hereof.

     8.     Payment  of  Unicorp's, Equitable, and TNOG's Expenses.  Opportunity
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will  pay  the  costs  of  Unicorp,  Equitable,  and TNOG in connection with the
Spin-Off, the Exchange Act Registration, the Merger, and the Information Statement to the Unicorp Shareholders with respect to the Merger, in an amount not to exceed $75,000. It is understood by Opportunity that Unicorp, Equitable, and TNOG will have to pay certain "clean-up costs" pertaining to Unicorp before the transactions described herein can be completed. However, before payment of any expenses will be made by Opportunity, any invoices must be submitted by Unicorp to Opportunity for approval. Thereafter, Opportunity will pay any approved invoice within 10 days after its receipt and approval by Opportunity. Unicorp, Equitable, and TNOG will pay all of their costs in excess of $75,000. In the event that Unicorp, Equitable, or TNOG fail to comply with the terms of this Agreement, any costs paid by Opportunity on behalf of Unicorp, Equitable, or TNOG hereunder will be repaid to Opportunity on demand by Opportunity. In connection with the agreement by Opportunity to pay certain expenses of Unicorp, Equitable, and TNOG hereunder, Unicorp, Equitable, and TNOG will execute a promissory note in the form attached hereto as Exhibit A and incorporated herein
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by reference for all purposes (the "Note"). If Unicorp, Equitable, and TNOG fully perform all of their obligations hereunder, the Note will be cancelled.

     9.     Payment  of Opportunity's Expenses.  Opportunity will pay all of its
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own costs associated with the Merger and the Securities Act Registration, provided Unicorp, Equitable, and TNOG have performed all of their obligations hereunder. If Unicorp, Equitable, or TNOG fail to fully perform their obligations hereunder, then the costs paid by Opportunity associated with the Merger and the Securities Act Registration, as well as this Agreement, will be added to the principal of the Note and paid by Unicorp, Equitable, and TNOG.

     10.     Other Agreements and Documents.  In carrying out the intent of this
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Agreement, there are several agreements and documents which will need to be prepared, including, but not limited to the Exchange Act Registration, the Information Statement, the Securities Act Registration, and the Merger Agreement. The parties agree to act in good faith and to attempt to reasonably agree on the terms of such agreements and documents.

     11.     Attorney's  Fees.  In the event that it should become necessary for
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any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     12.     Mediation and Arbitration.  All disputes arising or related to this
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Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Texas. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     13.     Benefit.  All  the  terms and provisions of this Agreement shall be
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binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     14.     Notices.  All  notices, requests, demands, and other communications
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hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, if to Unicorp, Equitable, or TNOG, addressed to Mr. Louis Mehr at 1907 Tarpley, Katy, Texas 77493, with a copy to M. Stephen Roberts, Esquire, at P.O. Box 981021, Houston, Texas 770098, telecopier (713) 961-1148, and e-mail sroberts@bigfoot.com; and if to Opportunity, addressed to Mr. John F. Terwilliger at 801 Travis Street, Suite 1425, Houston, Texas 77002, telecopier
(713) 221-8845, and e-mail mooseoil@swbell.net, with a copy to Norman T. Reynolds, Esquire, Jackson Walker L.L.P. at 1100 Louisiana Street, Suite 4200, Houston, Texas 77002, telecopier (713) 752-4221, and e-mail nreynolds@jw.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     15.     Construction.  Words  of any gender used in this Agreement shall be
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held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.     Waiver.  No  course  of  dealing on the part of any party hereto or
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its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.     Cumulative Rights.  The rights and remedies of any party under this
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Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     18.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
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contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     19.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
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     20.     Headings.  The  headings used in this Agreement are for convenience
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and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     No  Assignment.  This  Agreement  may  not be assigned by any party
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hereto  without  the  prior  written  consent  of  the  other  parties  hereto.

     22.     Excusable  Delay.  None of the parties hereto shall be obligated to
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perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     23.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
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assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     24.     Multiple  Counterparts.  This  Agreement  may be executed in one or
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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
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and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Perfection  of  Title.  The  parties hereto shall do all other acts
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and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     27.     Entire  Agreement.  This  instrument  contains  the  entire
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understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     28. IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                              UNICORP,  INC.

                              By  /s/  Louis  Mehr,  President
                                Louis  Mehr,  President


                              EQUITABLE  ASSETS,  INCORPORATED

                              By  /s/  Louis  Mehr,  President
                                Louis  Mehr,  President


                              TEXAS  NEVADA  OIL  &  GAS  CO.

                              By  /s/  Louis  Mehr,  President
                                Louis  Mehr,  President


                              OPPORTUNITY  ACQUISITION  COMPANY

                              By  /s/  J.  F.  Terwilliger
                                John  F.  Terwilliger,  President

Attachment:
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Exhibit A - The Note